Harris Associates Investment Trust

Oakmark Fund

Oakmark Select Fund

Oakmark Global Fund

Oakmark Global Select

Oakmark International Fund

Oakmark International Small Cap Fund

Oakmark Equity and Income Fund

(the “Funds”)

Supplement dated August 16, 2021 to each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, each dated December 15, 2020

On July 28, 2021, the Board of the Trustees of the Harris Associates Investment Trust approved the combination of the Investor Class and Service Class shares and the conversion of the Funds’ Service Class shares to Investor Class shares (the “Combination”).

The class attributes of each Fund’s Service Class and Investor Class are currently substantially similar. As a result of the Combination, the existing Service Class shares will be terminated, and those shares of the Funds held by each shareholder will be converted to Investor Class shares of the same Fund, in each case with lower net total expenses. The Combination is expected to occur on or about the close of business on December 17, 2021 (the “Effective Date”). The Combination is not expected to have any federal income tax consequences for Service Class shareholders, as they generally should not recognize any gain or loss as a result of the Combination. Each Service Class shareholder is urged to consult his or her own tax adviser regarding the tax consequences of the Combination to that shareholder.

As of the Effective Date, Service Class shareholders will become Investor Class shareholders of their respective Fund and receive shares with a total net asset value equal to that of their current Service Class shares. In addition, as of the Effective Date, all references to the terminated Service Class shares are removed from each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information. There is no action required by shareholders to effect the Combination.

In connection with the Combination, effective as of September 17, 2021, the Service Class shares of each Fund will no longer accept new investors, but it will allow additional purchases from current shareholders of each Fund.

If you have questions regarding the Combination, please call 1-800-OAKMARK (625-6275).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.